THIS DOCUMENT PREPARED BY               )
(AND AFTER RECORDING RETURN TO):        )
VSI REAL ESTATE HOLDING, INC.           )
26  Lakewire Drive                      )
Lakeland, Florida 33815                 )
Phone:  _____________________           )
                                        )
                                        )
                                        )
                                        )
                         ----ABOVE THIS LINE RESERVED FOR OFFICIAL USE ONLY----
_______________________________________________________________________________
PROPERTY APPRAISER PARCEL IDENTIFICATION NUMBER=


                                 QUITCLAIM DEED
                          (Corporation to Corporation)


THIS QUITCLAIM DEED, Made the 15th day of February, 2006, by VIASYS SERVICES, INC., a corporation organized under the laws of the State of Florida, hereinafter referred to as "Grantor", to VSI REAL ESTATE HOLDING, INC., a corporation organized under the laws of the State of Florida, hereinafter referred to as "Grantee."

     WITNESSETH, that Grantor, for and in consideration of the sum of TEN DOLLARS ($10.00), and other good and valuable consideration, cash in hand paid, the receipt and sufficiency of which is hereby acknowledged, does hereby REMISE, RELEASE AND QUITCLAIM, unto Grantee, all Grantor's right, title, and interest in and to the following lands and property, together with all improvements located thereon, being in the County of Hillsborough, State of Florida, more fully described in SCHEDULE A annexed hereto and hereby made a part hereof
(hereinafter  referred  to  as  the  "Property"),  to-wit:

     ALL that certain plot, piece or parcel of land, with the buildings, fixtures and improvements thereon located in the County of Hillsborough, State of Florida, commonly known by the address 7750 Professional Place, Tampa, Florida (the "Land"); TOGETHER with all easements, rights-of-way or use, rights, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, and all estates, rights, titles, interests, privileges, liberties, servitudes, tenements, hereditaments and appurtenances of any nature whatsoever, in any way now or hereafter belonging, relating or pertaining to the Land and the improvements and the reversion and reversions, remainder and remainders, and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Land, to the center line thereof and all the estates, rights, titles, interests, dower and rights of dower, curtesy and rights of curtesy, property, possession, claim and demand whatsoever, both at law and in equity, of Grantor of, in and to the Property and improvements and every part and parcel thereof, with the appurtenances thereto.


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
     SUBJECT to restrictions, reservations, easements and covenants of record, reference hereto will not serve to reimpose the same.

     TO HAVE AND TO HOLD the same together with all and singular the appurtenances thereunto belonging or in anywise appertaining, and all the estate, right, title interest, lien equity and claim whatsoever of the said Grantor, either in law or equity, to the only proper use, benefit and behalf of the Grantee forever.

     Taxes for tax year 2006 shall be prorated between Grantor and Grantee as of the date selected by Grantor and Grantee.

     The  property  herein  conveyed  is  not  part of the homestead of Grantor.

     IN WITNESS WHEREOF, this Quitclaim Deed was executed by the undersigned on this the 15th day of February, 2006.

Signed, Sealed and Delivered in the presence    VIASYS SERVICES, INC.,
of THESE WITNESSES (one of whom may be the      a Florida corporation
Notary)

Sign:
     -------------------------------
     Witness Signature                          By:
                                                   -----------------------------
                                                Name:
     -------------------------------                 ---------------------------
     Printed Name                               Title:
                                                      --------------------------
Sign:
     -------------------------------
     Witness Signature


     -------------------------------
     Printed Name


[ACKNOWLEDGMENT ON FOLOWING PAGE]


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
STATE OF FLORIDA           Sec.
                           Sec.
COUNTY OF HILLSBOROUGH     Sec.


     The foregoing instrument was acknowledged before me this _______ day of ________________, 20___, by ___________________________________________ (name of officer), ______________________________ (title of officer) of VIASYS SERVICES, INC., a Florida corporation, on behalf of the corporation. He/she is personally known to me or has produced ________________________________ (type of identification) as identification.


                                        ----------------------------------------
                                        Notary Public, State of Florida

                                        Printed Name:
                                                     ---------------------------


My Commission Expires:

-----------------------------
Commission #
             ----------------

Grantor's Name, Address and Phone:      Grantee's Name, Address and Phone:

-------------------------------------   ----------------------------------------

-------------------------------------   ----------------------------------------

-------------------------------------   ----------------------------------------
Attn:                                   Attn:
      -------------------------------        -----------------------------------
(     )                                 (     )
 -----  -------------------              -----  -------------------


                                                  SEND TAX STATEMENTS TO GRANTEE


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                                   SCHEDULE A


Prior Instrument Reference: Volume or Book ___________, Page ___________, Document No. ___________, of the Recorder of Hillsborough County, Florida.


[ATTACH LEGAL DESCRIPTION OF LAND]


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